                                       1
                                                       EXHIBIT 10.1

                                RAYTHEON COMPANY
                             1976 Stock Option Plan
                             Effective May 25, 1988

I.       PURPOSE

         It is the purpose of this Plan to encourage those employees of the Company and its subsidiaries upon whom rests major responsibility for the success of the business to remain with the Company and to put forth their maximum efforts in its behalf, by giving them a more vital interest in the success of the Company and a closer identity with it through stock ownership; and, for the future, to ensure that the Company will be able to obtain the services of exceptional management personnel in key positions.

II.      SCOPE OF THE PLAN

         There will be reserved for issue upon the exercise of options granted from time to time under this Plan, an aggregate number of treasury shares of Common Stock of the Company of the par value of $1.00* per share not to exceed 8,600,000* subject to adjustment as provided in Article XI hereof.

         The aggregate number of shares as to which options given pursuant to this Plan have been or may validly be exercised shall not, with respect to any single employee, exceed 400,000* shares, subject to adjustment as provided in
Article XI hereof. If an option shall expire or terminate for any reason without having been exercised in full, the shares which have not been purchased under such option shall again become available for the purposes of the Plan. No option shall be granted under this Plan subsequent to March 22, 1998.

III.     ADMINISTRATION

         The Plan shall be administered by the Policy Committee of the Board of Directors (hereinafter referred to as the "Committee"), consisting of those directors of the Company who are not also officers or employees of the Company. The Committee, at any time and from time to time on or after May 26, 1976 and prior to March 22, 1998, may grant options, which may be options that are "incentive stock options" under the Internal Revenue Code as in effect from time to time ("incentive options"), or which may be options that are not such "incentive stock options:("nonqualified options") or combinations of the two types, i.e., simultaneously granted incentive and nonqualified options either or both of which may be exercised in whole or in part independently of the other. Any individual may hold more than one option and may at any one time and from time to time be granted incentive options and nonqualified options.

- --------------------
*  As adjusted for 1977 and 1981 stock splits.

         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the employees to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option; to interpret the Plan; to prescribe, amend and rescind rule and regulations relating to it; to determine the terms and provisions (and amendments thereof) of the respective option agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to provide that incentive options under the Plan will be incentive stock options under the Internal
Revenue Code of 1954, as from time to time amended and/or superseded (hereinafter call the "Internal Revenue Code"), or to conform to any change in any law or regulations applicable thereto; and to make all other determinations deemed necessary or advisable for the administration of the Plan.
The Committee's determination on the foregoing matters shall be conclusive.

IV.      ELIGIBILITY

         Options may be granted only to key employees of the Company or its present or future subsidiary corporations, (as defined in the Internal Revenue Code and herein called "subsidiaries"), who are eligible under the applicable provisions of law to receive an incentive stock option (as defined in the Internal Revenue Code). A director of the Company or of a subsidiary who is not also such an employee will not be eligible to receive an option. No employee shall be eligible to receive an option if immediately after the grant of an option he would (within the meaning of the Internal Revenue Code) own stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or of a subsidiary.

         A key employee to whom options may be granted is an employee occupying an important managerial position, or other position of importance and responsibility, who by discharging his responsibilities in an outstanding manner, can make a significant contribution to the success of the Company. In choosing key employees to whom to grant options the Committee shall take into account the respective duties of the employee, his present and potential contribution to the success of the Company and such other factors as they shall determine to be relevant to the accomplishment of the purposes of the Plan.

V.       TERMS OF OPTIONS

         Each employee to whom an option is granted under the Plan shall, as consideration therefor, remain in continuous employ of the Company, or of a subsidiary, for twelve (12) consecutive months from the date of the granting of such option before he can exercise any part thereof, and said options shall, subject to the limitations on incentive stock options set forth below, be exercisable in full at the expiration of twelve (12) months from the date of grant. When an employee to whom an option has been granted takes an authorized leave of absence (which does not constitute a cessation of employment pursuant to Article VIII), the period of time elapsed during such leave of absence shall be included in computing the dates upon which any part of the option becomes exercisable, except to the extent that the Policy Committee in its discretion otherwise determines. The Policy Committee of the Board of Directors may, in its sole discretion, cancel in whole or in part the unexercised portion of any option at any time that it determines that the optionee is not performing satisfactorily the duties to which he was assigned on the effective date of the grant of the option to him, or duties of at least equal responsibility.

         Except as otherwise provided by Articles VIII and IX hereof, no option shall be exercised unless at the time of such exercise the holder of the option is in the employment of the Company or one of its subsidiaries. Employees who are on authorized leave of absence, or who are on salary continuance or vacation subsequent to the last day worked as defined in Article VIII are not "in the employment of the Company or one of its subsidiaries" for purposes of this Article.

         Each incentive option granted on or after January 1, 1987*, shall by its terms provide: (a) that such option shall not be exercised after expiration of ten (10) years from the effective date of granting such option and (b) that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time any individual employee during any calendar year (under all incentive stock option plans of Raytheon Company and its subsidiary corporations) shall not exceed $100,000. Incentive options may contain such additional provisions as may be required in order to be "incentive stock options" under the Internal Revenue Code.

         Nonqualified options granted prior to April 9, 1984 shall not be exercisable after expiration of ten (10) years from the effective date of grant. Nonqualified options granted on or after April 9, 1984 shall not be exercisable after expiration of eleven (11) years from the effective date of grant. Subject to the foregoing, an option granted under the Plan shall be exercisable in whole at any time at the expiration of one (1) year from date of grant or in part from time to time thereafter but in no case may an option be exercised for a fraction of a share.

         Each option granted under this Plan shall by its terms provide that it is not assignable or transferable otherwise than by will or the laws of descent and distribution and an option may be exercised during the lifetime of the holder thereof only by him. The holder of an option or his legal representatives, legatees, or distributees, as the case may be, shall have none of the rights of a stockholder with respect to any shares subject to such option until such shares have been issued to him under the terms of this Plan.

VI.      PROCEDURE FOR EXERCISE

         (a) An option granted pursuant to the Plan may be exercised only by submitting to the Office of the Vice President - Human Resources a completed copy of an exercise form preceded (except as otherwise provided by paragraph (b) of this ARTICLE VI) by wire transfer of immediately available funds or accompanied (except as otherwise provided by paragraph (b) of this ARTICLE VI) by a certified or cashier's check payable to the order of the Company or shares of the Company's common stock

- ---------------
* Incentive stock options granted prior to January 1, 1987 are governed by the terms of the Plan in effect on the date of grant.

held by the Participant for at least six months with a current fair market value equal to the full amount of the total price of the shares for which the option is to be exercised. The option will be deemed to have been exercised only when the completed form with such payment has been received by the Office of the Vice President Human Resources. A request for exercise which is received by the Office of the Vice President - Human Resources after the expiration of such option or after the expiration of the time within which exercise is permitted pursuant to the Plan, whichever is earlier, shall not be a valid exercise. Certificates for shares tendered must be endorsed or accompanied by signed stock powers with the signature guaranteed by a U.S. commercial bank or trust company or by a brokerage firm having membership on the New York Stock Exchange. Shares tendered in payment will be valued at the average of the high and low trade prices for the day preceding the date of exercise as published in The Wall Street Journal. Any deficiency in the option exercise price shall be paid by certified or cashier's check.

         (b) In lieu of payment by wire transfer, certified or cashier's check or other shares of the Company's common stock held by the optionee for at least six months as described in paragraph (a) of this ARTICLE VI, an optionee may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this ARTICLE VI irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of the shares subject to the option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such option and, if the optionee further elects, the optionee's withholding obligations with respect to such exercise referred to in ARTICLE XIV, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such shares (which delivery may be by book-entry) until it has received from the broker such exercise price and, if the optionee has so elected, such withholding obligation amount."

VII.     TIME OF GRANTING OPTIONS

         The granting of an option pursuant to the Plan shall be deemed to take place at the time when the Committee shall take action authorizing the grant of such option or at such subsequent time as the Committee shall designate, provided, however, that all grants shall be deemed to be conditioned upon the optionee being an employee of the Company (or of a subsidiary thereof) on the effective date of the grant.

VIII.    TERMINATION OF EMPLOYMENT

         If a holder of an option shall retire, take leave of absence, or shall cease to be employed by the Company or by a subsidiary of the Company for any reason other than death after he shall have been continuously so employed for twelve (12) months from and after the date of the granting of an option, he may, but only within the period of time listed below immediately succeeding the last day worked prior to such retirement, leave of absence or cessation, exercise such option:


         Reason for Absence                    Time Following Last Day Worked*
               From Work                    Within Which Option May Be Exercised

Retirement                                           Three Years

Medical Leave of Absence                             During Such Leave

Personal Leave of Absence                            Three Months

Discharge for cause or other severance               None
of employment determined by Committee
to warrant termination of option

Layoff                                               One Year

Quit                                                 Three Months

         In no event may an option be exercised following its expiration or cancellation.

         For purposes of this Article and Articles V and IX, "Last date worked" means the last day on which the holder was responsible for performing his assigned duties for the Company. Any period of accrued vacation or salary continuance for which the holder may be eligible as of his retirement or cessation of employment shall not extend the period in which options must be exercised. Transfer of employment between corporations in the group comprised of the Company and its subsidiaries shall not be deemed a cessation of employment. Whether a leave of absence for other than medical reasons, duly authorized by the Company shall constitute a cessation of employment for purposes of the Plan shall be determined by the Committee, which determination unless overruled by the Board of Directors, shall be final and conclusive. This Plan will not confer upon a holder of an option any right with respect to continuance of employment by the Company or by a subsidiary of the Company, nor will it interfere in any way with his right, or his employer's right, to terminate his employment at any time.

IX.      DEATH OF HOLDER

         In the event of the death of a holder of an option while in the employ of the Company or of a subsidiary of the Company, or during a period following the last day worked within which the option of such holder was permitted to be exercised, the

- ---------------
* Incentive stock options are governed by the terms of the Plan in effect on the date of grant.

   Incentive stock options exercised beyond the applicable statutory period following last day worked will be treated for tax purposes as nonqualified options. As of August 1, 1985, the statutory periods for incentive stock options were;

         Retirement or other Termination                      Three Months
         Disability                                           Twelve Months

option shall be exercisable only within twelve (12)* months following such death (but not later than the expiration date of the option) and then only (a) by his estate or by the person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the decedent, and
(b) if and to the extent that he was entitled to exercise the option at the date of his death.

X.       OPTION PRICE

         The purchase price under each option granted pursuant to the Plan shall be not less than one hundred percent (100%) of the fair market value of such shares at the time such option is granted.

                                       7
XI.      ADJUSTMENT OF SHARES

         In the event that each of the outstanding shares of $1.00* par value Common Stock of the Company (other than shares for which appraisal rights are perfected by objecting stockholder in the cases provided by law) shall be changed into or exchanged for a different number or kind of stock or other securities of the Company or another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), then there shall be substituted, for each share of said Common Stock of the Company which at the time of such event is subject to option or reserved for future option pursuant hereto, the number and kind of shares of stock or other securities into which each outstanding share of said Common Stock of the Company (other than shares held by objecting stockholders as provided above) shall be so changed or for which each such share shall be exchanged. In the event that there shall be any change in the number or kind of the outstanding shares of said Common Stock of the Company (including by reason of stock dividend), or of any stock or other securities into which said Common Stock shall have been changed, or for which it shall be exchanged, not covered by the preceding sentence, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the number, or kind, or option price of shares then subject to an option or options, or an adjustment in the number or kind of other shares, theretofore optioned or subject to option, such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes.

XII.     USE OF PROCEEDS

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

- --------------------
*  As adjusted for 1977 and 1981 stock splits.

XIII.    AMENDMENTS TO THE PLAN AND OPTIONS GRANTED THEREUNDER

         The Board of Directors may from time to time make such amendments in and to the foregoing as it in its discretion deems to be in the best interests of the Company, without further action on the part of the stockholders of the Company, including such modifications or amendments as it shall deem advisable in order that the incentive options shall be incentive stock options under the Internal Revenue Code or to conform to any change in any law or regulation applicable thereto, provided that unless the stockholders of the Company shall have first given their approval thereto, the maximum number of shares which may be purchased pursuant to this Plan by all employees, or the maximum number which may be purchased by any individual employee, shall not be increased accept as provided in Article XI hereof; the period within which options may be exercised shall not be changed; and no amendment shall be made which would disqualify incentive options granted under the Plan as incentive stock options under the Internal Revenue Code.

XIV.     REGULATION

         The Company or one of its subsidiaries shall have the right to withhold from salary or other payments or otherwise to cause an optionee or the executor or administrator of his estate or his distributee to make payment of any Federal, State, local or foreign taxes required to be withheld with respect to any exercise or a stock option. An optionee may irrevocably elect to have the withholding tax obligation satisfied by (a) having the Company or one or its subsidiaries withhold shares otherwise deliverable to the optionee with respect to the exercise of the stock option, or (b) delivering back to the Company shares received upon the exercise of the stock option or delivering other shares of common stock; provided, however, that in the case of any officer of the Company (within the meaning of Section 16(b) of the Securities Exchange Act) any such election shall be made either (I) during one of the window periods described in Section (e)(3)(iii) of Rule 16b-3 promulgated under the Securities Exchange Act, or (ii) at the time of exercise if the optionee does not make an election under Section 83(b) of the Internal Revenue Code.

         The Company may also require the holder of the option to represent in writing to the Company that it is his then intention to acquire the stock for investment and not with a view to the distribution thereof. In such event, no shares shall be issued to such holder unless and until the Company is satisfied with the correctness of such representation.

         Each Grantee exercising an option hereafter granted shall agree to make a report to the Company upon any sale of shares acquired pursuant to such option stating the number of shares sold, the date of such sale, and the price at which shares were sold.